POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED MARCH 13, 2015 TO THE

SUMMARY PROSPECTUS DATED AUGUST 29, 2014 OF:

PowerShares Fundamental Pure Large Value Portfolio

Important Notice Regarding Changes to the Investment Policy, Investment Objective,

Principal Investment Strategy, Name and Underlying Index

At a meeting held on March 12, 2015, the Board of Trustees (the “Board”) of the PowerShares Exchange-Traded Fund Trust approved changes, effective as of the close of markets on May 22, 2015 (the “Effective Date”), to the investment objective, principal investment strategy, name and underlying index for the PowerShares Fundamental Pure Large Value Portfolio (the “Fund”). Additionally, at that meeting, the Board of the Trust approved the elimination of a non-fundamental policy for the Fund.

Therefore, on the Effective Date, the following changes will occur:

1.) Name Change. The Fund’s name will change, as set forth in the table below:

Current Portfolio Name	New Portfolio Name
PowerShares Fundamental Pure Large Value Portfolio	PowerShares Russell Top 200 Pure Value Portfolio

2.) Underlying Index Change. Frank Russell Company will replace Research Affiliates, LLC as the index provider for the Fund, and a new underlying index for the Fund (a “New Underlying Index”) will replace the existing underlying index for the Fund, as set forth in the table below:

Portfolio	Current Underlying Index	New Underlying Index
PowerShares Fundamental Pure Large Value Portfolio	RAFI® Fundamental Large Value Index	Russell Top 200 Pure Value Index

3.) Investment Objective Change. The Fund’s investment objective will be to seek investment results that generally correspond (before fees and expenses) to the price and yield of its New Underlying Index.

4.) Principal Investment Strategy Change. The Fund’s principal investment strategy will be to generally invest at least 90% of its total assets in the component securities that comprise its New Underlying Index.

5.) Non-Fundamental Investment Policy Change. In accordance with 1940 Act rules, the Fund previously had adopted a non-fundamental policy to invest at least 80% of the value of its total assets in certain types of securities suggested by the Fund’s name (e.g., small-, mid- or large-cap securities). That non-fundamental policy will be eliminated for the Fund.

Please Retain This Supplement for Future Reference.

P-PXLV-SUMPRO-1 SUP-1 031315